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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported) NOVEMBER 12, 2004

                             THE ROUSE COMPANY
           (Exact Name of Registrant as Specified in its Charter)

                                  MARYLAND
               (State or Other Jurisdiction of Incorporation)

                    001-11543                          52-0735512
            (Commission File Number)                (I.R.S. Employer
                                                 Identification Number)

         10275 LITTLE PATUXENT PARKWAY                 21044-3456
               COLUMBIA, MARYLAND                      (Zip Code)
    (Address of Principal Executive Offices)

                               (410) 992-6000
             Registrant's telephone number, including area code

                               Not Applicable
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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

On November 12, 2004, General Growth Properties, Inc. (NYSE: GGP) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibit        Description
               -------        -----------

                 99.1         Press Release of General Growth Properties, Inc.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: November 12, 2004


                                          THE ROUSE COMPANY


                                          By:    /s/ Gregory Thor
                                             --------------------------------
                                              Name:  Gregory Thor
                                              Title: Vice President